UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004
                                                         -----------------


                            COMTEX NEWS NETWORK, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-10541                     13-3055012
-----------------------------     ------------------              ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                    Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
----------------------------------------------------------          -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

    Comtex News Network, Inc, and Silicon Valley Bank entered into the
Second Amendment to Accounts Receivable Purchase Agreement, effective December 28, 2004 (the "Modification Agreement"). The Modification Agreement modifies the Accounts Receivable Purchase Agreement between the parties by, among other matters, decreasing the interest rate payable by Comtex News Network, Inc. on its existing line of credit with Silicon Valley Bank to the prime rate plus 2.5% and extending the term of the agreement to December 27, 2005. In addition, Comtex News Network, Inc. paid a $10,000 modification fee to Silicon Valley Bank.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a)  Financial Statements of Businesses Acquired. Not applicable

            (b)  Pro Forma Financial Information.  Not Applicable

            (c)  Exhibits.

                 Exhibit No.       Description
                 -----------       -----------

                 99.1 Second Amendment to Accounts Receivable Purchase Agreement, by and between
                                   Silicon Valley Bank and Comtex News Network,
                                   Inc., effective December 28, 2004

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMTEX NEWS NETWORK, INC.



DATE:  January 4, 2005      By:    /s/ C.W. Gilluly
                                   ------------------------------------
                                   C.W. Gilluly, Ed.D.
                                   Chairman and Interim Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1 Second Amendment to Accounts Receivable Purchase Agreement, by and between Silicon Valley Bank and Comtex News Network, Inc., effective December 28, 2004